Lincoln Financial Group®

You're In Charge®

Statistical Supplement

Fourth Quarter 2016

Lincoln Financial Group
Table of Contents

Analyst Coverage and Credit Ratings	1
Notes	2
Consolidated
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares and Return on Equity	5
Key Stakeholder Metrics	6
Segment and Sources of Earnings	7
Select Earnings Drivers By Segment	8
Sales By Segment	9
Operating Revenues and General and Administrative Expenses By Segment	10
Operating Commissions and Other Expenses	11
Interest Rate Yields and Spreads By Segment	12
Select Earnings and Operational Data from Business Segments
Annuities	13
Retirement Plan Services	14
Life Insurance	15
Group Protection	16
Other Operations	17
DAC & Account Value Rollforwards
Consolidated DAC, VOBA, DSI and DFEL Roll Forwards	18
Account Value Roll Forwards:
Annuities	19
Retirement Plan Services	20
Life Insurance	21
Other Information
Select Investment Data	22
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC	23
Select GAAP to Non-GAAP Reconciliations	24

Lincoln Financial Group
Analyst Coverage and Credit Ratings

Firm	Analyst				Phone Number
Autonomous Research U.S., L.P.	Erik Bass				646-561-6248
Bank of America Merrill Lynch	Seth Weiss				646-855-3783
Barclays Capital	Jay Gelb				212-526-1561
Citi Research	Suneet Kamath				212-816-3457
Credit Suisse	John Nadel				212-325-4016
Deutsche Bank	Yaron Kinar				212-250-7927
Dowling & Partners	Humphrey Lee				860-676-7324
Evercore	Thomas Gallagher				212-446-9439
FBR Capital Markets	Randy Binner				703-312-1890
J.P. Morgan Securities	Jimmy Bhullar				212-622-6397
Janney Montgomery Scott	Bob Glasspiegel				860-724-1203
Keefe, Bruyette & Woods, Inc.	Ryan Krueger				860-722-5930
Morgan Stanley	Nigel Dally				212-761-4132
RBC Capital Markets	Mark Dwelle				804-782-4008
Sandler O’Neill & Partners, L.P.	John Barnidge				312-281-3412
Wells Fargo	Sean Dargan				212-214-1416

This list is provided for informational purposes only. Lincoln Financial Group does not endorse the analyses, conclusions or recommendations contained in any report issued by these or any other analysts.
Ratings as of February 1st, 2017
Standard
		A.M Best	Fitch	Moody's	& Poor's
Senior Debt Ratings		a-	BBB+	Baa1	A-
Financial Strength Ratings
Lincoln National Life Insurance Company		A+	A+	A1	AA-
First Penn-Pacific Life Insurance Company		A	A+	A1	A-
Lincoln Life & Annuity Company of New York		A+	A+	A1	AA-

Investor Inquiries May Be Directed To:
Chris Giovanni, Senior Vice President, Investor Relations
Email: Christopher.Giovanni@lfg.com
Phone: 484-583-1793

Lincoln Financial Group
Notes

Computations
• The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.
• The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.
• If the effect of equity classification would result in a more dilutive Earnings Per Share (“EPS”), the numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans. In addition, for any period where a loss from continuing operations is experienced, shares used in the diluted EPS calculation represent basic shares, as using dilutive shares would be anti-dilutive to the calculation. In these periods, we would also exclude the deferred compensation adjustment.
• Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets. ROE is calculated by dividing annualized net income (loss) (or income (loss)
from operations) by average equity, excluding accumulated other comprehensive income (loss) (“AOCI”). Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.
• Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI, by common shares outstanding. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates.  Book value per share is the most directly comparable GAAP measure.

• Pre-tax net margin is calculated by dividing income (loss) from operations before taxes by net revenue, which is defined as total operating revenues less interest credited.

Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commerical paper outstanding.
Sales as reported consist of the following:
• MoneyGuard®, our linked-benefit product – 15% of total expected premium deposits;
• Universal life (“UL”), indexed universal life ("IUL"), variable universal life (“VUL”) – first year commissionable premiums plus 5% of excess premiums received, including an adjustment for internal replacements of approximately 50% of commissionable premiums;
• Executive Benefits - single premium bank-owned UL and VUL, 15% of single premium deposits, and corporate owned UL and VUL, first year commissionable premiums plus 5% of excess premium received, including an adjustment for internal replacements of approximately 50% of commissionable premiums;
• Term – 100% of annualized first year premiums;
• Annuities – deposits from new and existing customers; and
• Group Protection – annualized first year premiums from new policies.
Throughout the document, “after-DAC” refers to the associated amortization expense of deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”)
and deferred front-end loads (“DFEL”) and changes in other contract holder funds.

Page 2a

Lincoln Financial Group
Notes

Sources of Earnings are defined as follows:
• Investment spread earnings consist primarily of net investment income, net of interest credited earned on the underlying general account investments supporting our fixed products less related expenses.
• Mortality/morbidity earnings result from mortality margins, morbidity margins, and certain expense assessments and related fees that are a function of the rates priced into the product and level of insurance in force.
• Fees on Assets Under Management (“AUM”) earnings results consist primarily of asset-based fees charged based on variable account values less associated benefits and related expenses.
• Variable Annuity (“VA”) Riders earnings consist of fees charged to the contract holder related to guaranteed benefit rider features, less the net valuation premium and associated change in benefit reserves and related expenses.

Non-GAAP Performance Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein.
We exclude the after-tax effects of the following items from GAAP net income (loss) to arrive at income (loss) from operations:
• Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪ Sales or disposals and impairments of securities;
▪ Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed death benefit (“GDB”) riders reflected within our variable annuities;
▪ Changes in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders reflected within variable annuity net derivative results accounted for at fair value;
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed living benefit ("GLB") riders reflected within variable annuity net derivative results;
▪ Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting option”);
• Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders (“benefit ratio unlocking”);
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Gains (losses) on early extinguishment of debt;
• Losses from the impairment of intangible assets;
• Income (loss) from discontinued operations; and
• Income (loss) from the initial adoption of new accounting standards.
Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items:
• Excluded realized gain (loss);
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

Page 2b

Lincoln Financial Group
Notes

We use our prevailing federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

Management believes that the non-GAAP performance measures discussed above explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. In addition, we believe that our definitions of operating revenues and income from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.

New Accounting Standards - Restatement of Certain Interim Reporting Metrics
Effective October 1, 2016, we elected to early adopt ASU 2016-09, Improvements to Employee Share-based Payment Accounting. We have updated certain previously reported interim results and metrics in accordance with the new guidance.

Statistical Supplement is Dated
The financial data in this document is dated February 1, 2017, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 2c

Consolidated

Lincoln
Financial Group®
You're In Charge®

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/15	3/31/16	6/30/16	9/30/16	12/31/16	Change	12/31/15	12/31/16	Change
Revenues
Insurance premiums	$848	$816	$728	$708	$736	-13.2%	$3,246	$2,987	-8.0%
Fee income	1,116	1,235	1,288	1,376	1,345	20.5%	5,045	5,244	3.9%
Net investment income	1,200	1,172	1,199	1,259	1,244	3.7%	4,827	4,874	1.0%
Realized gain (loss):
Other-than-temporary impairment (“OTTI”)	(16)	(36)	(28)	(13)	(25)	-56.3%	(54)	(102)	-88.9%
Realized gain (loss), excluding OTTI	(124)	(78)	(17)	50	(192)	-75.0%	(97)	(237)	NM
Total realized gain (loss)	(140)	(114)	(45)	37	(217)	-55.0%	(151)	(339)	NM
Amortization of deferred gains on business
sold through reinsurance	18	18	18	18	18	0.0%	74	73	-1.4%
Other revenues	130	116	119	127	128	-1.5%	531	491	-7.5%
Total revenues	3,172	3,243	3,307	3,525	3,254	2.6%	13,572	13,330	-1.8%

Expenses
Interest credited	632	633	639	642	650	2.8%	2,508	2,564	2.2%
Benefits	1,262	1,331	1,208	922	1,230	-2.5%	5,044	4,692	-7.0%
Commissions and other expenses	859	976	978	1,283	1,041	21.2%	4,318	4,277	-0.9%
Interest and debt expense	68	68	68	66	129	89.7%	272	331	21.7%
Strategic digitization expense	-	-	-	-	8	NM	-	8	NM
Total expenses	2,821	3,008	2,893	2,913	3,058	8.4%	12,142	11,872	-2.2%
Income (loss) from continuing operations before taxes	351	235	414	612	196	-44.2%	1,430	1,458	2.0%
Federal income tax expense (benefit)	68	24	89	145	6	-91.2%	276	266	-3.6%
Net income (loss)	283	211	325	467	190	-32.9%	1,154	1,192	3.3%
Adjustment for LNC stock units in our
deferred compensation plans	-	(7)	-	-	-	NM	(4)	-	100.0%
Net income (loss) available to common
stockholders – diluted	$283	$204	$325	$467	$190	-32.9%	$1,150	$1,192	3.7%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$1.14	$0.83	$1.35	$2.00	$0.82	-28.1%	$4.51	$5.03	11.5%

ROE, including AOCI
Net income (loss)	8.1%	6.0%	8.5%	11.6%	4.9%		7.7%	7.8%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	12/31/15	3/31/16	6/30/16	9/30/16	12/31/16	Change
ASSETS
Investments:
Available-for-sale (“AFS”) securities:
Corporate bonds	$74,032	$76,956	$80,129	$81,369	$78,149	5.6%
U.S. government bonds	429	450	464	458	419	-2.3%
Foreign government bonds	524	532	530	530	506	-3.4%
Mortgage-backed securities	4,104	4,028	3,975	4,019	3,964	-3.4%
Asset-backed collateralized debt obligations	589	628	687	686	744	26.3%
State and municipal bonds	4,480	4,744	4,985	4,939	4,627	3.3%
Hybrid and redeemable preferred securities	806	726	691	631	604	-25.1%
VIEs' fixed maturity securities	598	599	600	600	200	-66.6%
Equity securities	237	245	277	273	275	16.0%
Total AFS securities	85,799	88,908	92,338	93,505	89,488	4.3%
Trading securities	1,854	1,864	1,812	1,808	1,712	-7.7%
Mortgage loans on real estate	8,678	8,916	9,257	9,430	9,889	14.0%
Real estate	17	17	21	23	24	41.2%
Policy loans	2,545	2,533	2,507	2,471	2,451	-3.7%
Derivative investments	1,537	2,085	2,613	2,170	927	-39.7%
Other investments	1,778	2,048	2,039	2,184	2,230	25.4%
Total investments	102,208	106,371	110,587	111,591	106,721	4.4%
Cash and invested cash	3,146	3,177	4,113	3,444	2,722	-13.5%
DAC and VOBA	9,510	8,984	8,280	8,020	9,134	-4.0%
Premiums and fees receivable	376	401	370	355	430	14.4%
Accrued investment income	1,070	1,108	1,070	1,117	1,062	-0.7%
Reinsurance recoverables	5,623	5,597	5,540	5,432	5,265	-6.4%
Funds withheld reinsurance assets	629	630	628	628	617	-1.9%
Goodwill	2,273	2,273	2,273	2,273	2,273	0.0%
Other assets	3,454	3,671	5,134	5,152	5,006	44.9%
Separate account assets	123,619	123,506	125,033	128,593	128,397	3.9%
Total assets	$251,908	$255,718	$263,028	$266,605	$261,627	3.9%

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	12/31/15	3/31/16	6/30/16	9/30/16	12/31/16	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future contract benefits	$20,708	$21,438	$22,147	$22,120	$21,576	4.2%
Other contract holder funds	77,362	77,475	77,458	77,963	78,903	2.0%
Short-term debt	-	-	250	250	-	NM
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 6 for details)	1,115	1,115	865	865	865	-22.4%
Financial	4,438	4,535	4,595	4,592	4,480	0.9%
Reinsurance related embedded derivatives	87	111	134	137	53	-39.1%
Funds withheld reinsurance liabilities	638	597	2,019	1,999	1,976	209.7%
Deferred gain on business sold through reinsurance	98	79	61	43	24	-75.5%
Payables for collateral on investments	4,657	5,017	6,297	5,654	4,995	7.3%
VIEs' liabilities	4	-	-	-	-	-100.0%
Other liabilities	5,565	7,187	8,249	8,066	5,880	5.7%
Separate account liabilities	123,619	123,506	125,033	128,593	128,397	3.9%
Total liabilities	238,291	241,060	247,108	250,282	247,149	3.7%

Stockholders’ Equity
Common stock	6,298	6,159	6,006	5,906	5,869	-6.8%
Retained earnings	6,474	6,568	6,719	7,040	7,043	8.8%
AOCI:
Unrealized investment gains (losses)	1,149	2,235	3,501	3,684	1,858	61.7%
Foreign currency translation adjustment	(5)	(7)	(18)	(20)	(27)	NM
Funded status of employee benefit plans	(299)	(297)	(288)	(287)	(265)	11.4%
Total AOCI	845	1,931	3,195	3,377	1,566	85.3%
Total stockholders’ equity	13,617	14,658	15,920	16,323	14,478	6.3%
Total liabilities and stockholders’ equity	$251,908	$255,718	$263,028	$266,605	$261,627	3.9%

Page 4b

Lincoln Financial Group
Earnings, Shares and Return on Equity
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/15	3/31/16	6/30/16	9/30/16	12/31/16	Change	12/31/15	12/31/16	Change
Income (Loss)
Net income (loss)	$283	$211	$325	$467	$190	-32.9%	$1,154	$1,192	3.3%
Pre-tax income (loss) from operations	504	397	489	571	533	5.8%	1,802	1,993	10.6%
After-tax income (loss) from operations (1)	382	317	373	441	409	7.1%	1,395	1,540	10.4%
Operating tax rate	24.2%	20.2%	23.7%	22.8%	23.3%		22.6%	22.7%

Average Stockholders’ Equity
Average equity, including AOCI	$14,009	$14,137	$15,289	$16,122	$15,400	9.9%	$15,001	$15,237	1.6%
Average AOCI	1,254	1,388	2,563	3,286	2,471	97.0%	2,308	2,427	5.2%
Average equity, excluding AOCI	$12,755	$12,749	$12,726	$12,836	$12,929	1.4%	$12,693	$12,810	0.9%

ROE, excluding AOCI
Net income (loss)	8.9%	6.6%	10.2%	14.5%	5.9%		9.1%	9.3%
Income (loss) from operations	12.0%	9.9%	11.7%	13.7%	12.7%		11.0%	12.0%

Per Share
Net income (loss) (diluted)	$1.14	$0.83	$1.35	$2.00	$0.82	-28.1%	$4.51	$5.03	11.5%
Income (loss) from operations (diluted)	1.54	1.26	1.56	1.89	1.77	14.9%	5.46	6.50	19.0%
Dividends declared during the period	0.25	0.25	0.25	0.25	0.29	16.0%	0.85	1.04	22.4%

Book value, including AOCI	$55.85	$61.33	$68.39	$71.43	$63.97	14.5%	$55.85	$63.97	14.5%
Per share impact of AOCI	3.47	8.08	13.72	14.78	6.92	99.4%	3.47	6.92	99.4%
Book value, excluding AOCI	$52.38	$53.25	$54.67	$56.65	$57.05	8.9%	$52.38	$57.05	8.9%

Shares
Repurchased during the period	3.7	5.5	6.2	4.3	3.2	-13.5%	16.0	19.3	20.6%
End-of-period – basic	243.8	239.0	232.8	228.5	226.3	-7.2%	243.8	226.3	-7.2%
End-of-period – diluted	246.7	242.2	236.2	231.4	230.1	-6.7%	246.7	230.1	-6.7%
Average for the period – diluted	248.9	245.1	239.9	233.7	230.9	-7.2%	254.9	236.8	-7.1%

(1) See reconciliation to net income (loss) on page 24.

Lincoln Financial Group
Key Stakeholder Metrics
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						For the Twelve Months Ended
	12/31/15	3/31/16	6/30/16	9/30/16	12/31/16	Change	12/31/15	12/31/16	Change

Cash Returned to Common Stockholders
Shares repurchased	$200	$200	$275	$200	$204	2.0%	$900	$879	-2.3%
Common dividends	49	61	60	58	57	16.3%	202	236	16.8%
Total cash returned to common stockholders	$249	$261	$335	$258	$261	4.8%	$1,102	$1,115	1.2%

Leverage Ratio
Short-term debt	$-	$-	$250	$250	$-	NM
Long-term debt	5,553	5,650	5,460	5,457	5,345	-3.7%
Total debt (1)	5,553	5,650	5,710	5,707	5,345	-3.7%
Less:
Operating debt (2)	1,115	1,115	1,115	1,115	865	-22.4%
25% of capital securities	302	302	302	302	302	0.0%
Carrying value of fair value hedges	270	365	423	420	258	-4.4%
Total numerator	$3,866	$3,868	$3,870	$3,870	$3,920	1.4%

Stockholders’ equity, excluding unrealized
investment gains (losses)	$12,468	$12,423	$12,419	$12,639	$12,620	1.2%
Add: 25% of capital securities	302	302	302	302	302	0.0%
Total numerator	3,866	3,868	3,870	3,870	3,920	1.4%
Total denominator	$16,636	$16,593	$16,591	$16,811	$16,842	1.2%

Leverage ratio	23.2%	23.3%	23.3%	23.0%	23.3%

Holding Company Available Liquidity	$608	$539	$523	$546	$561	-7.7%

(1) Excludes obligations under capital leases of $214 million that are reported in other liabilities on our Consolidated Balance Sheets.
(2) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies. During the second quarter of 2016, we reclassified the senior note issued by our primary insurance subsidiary into short-term debt.

Lincoln Financial Group
Segment and Sources of Earnings
Unaudited (millions of dollars)

	For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/15	3/31/16	6/30/16	9/30/16	12/31/16	Change	12/31/15	12/31/16	Change
Income (Loss) from Operations, Pre-Tax
Annuities	$309	$272	$296	$303	$306	-1.0%	$1,258	$1,177	-6.4%
Retirement Plan Services	45	41	41	45	46	2.2%	189	174	-7.9%
Life Insurance	175	103	175	246	228	30.3%	529	753	42.3%
Group Protection	20	8	23	44	25	25.0%	66	100	51.5%
Other Operations	(45)	(27)	(46)	(67)	(72)	-60.0%	(240)	(211)	12.1%
Income (loss) from operations, before income taxes	$504	$397	$489	$571	$533	5.8%	$1,802	$1,993	10.6%

Income (Loss) from Operations, After-Tax
Annuities	$243	$218	$235	$240	$242	-0.4%	$996	$935	-6.1%
Retirement Plan Services	33	31	31	32	34	3.0%	140	127	-9.3%
Life Insurance	119	75	120	167	154	29.4%	370	515	39.2%
Group Protection	13	5	15	28	16	23.1%	43	65	51.2%
Other Operations	(26)	(12)	(28)	(26)	(37)	-42.3%	(154)	(102)	33.8%
Income (loss) from operations	$382	$317	$373	$441	$409	7.1%	$1,395	$1,540	10.4%

	For the Three Months Ended						For the Twelve Months Ended
	12/31/15	3/31/16	6/30/16	9/30/16	12/31/16	Change	12/31/15	12/31/16	Change
Sources of Earnings, Pre-Tax
Investment spread	$179	$139	$161	$205	$199	11.2%	$656	$705	7.5%
Mortality/morbidity	115	65	118	175	151	31.3%	345	509	47.5%
Fees on AUM	219	191	220	222	220	0.5%	924	854	-7.6%
VA riders	36	29	36	36	35	-2.8%	117	136	16.2%
Total sources of earnings, before income taxes	549	424	535	638	605	10.2%	2,042	2,204	7.9%
Other Operations	(45)	(27)	(46)	(67)	(72)	-60.0%	(240)	(211)	12.1%
Income (loss) from operations, before income taxes	$504	$397	$489	$571	$533	5.8%	$1,802	$1,993	10.6%

Sources of Earnings, Pre-Taxes, Percentage By Component
Investment spread	32.6%	32.8%	30.0%	32.3%	32.9%		32.1%	32.0%
Mortality/morbidity	21.0%	15.3%	22.1%	27.4%	24.9%		16.9%	23.0%
Fees on AUM	39.9%	45.1%	41.2%	34.8%	36.4%		45.3%	38.8%
VA riders	6.5%	6.8%	6.7%	5.5%	5.8%		5.7%	6.2%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/15	3/31/16	6/30/16	9/30/16	12/31/16	Change	12/31/15	12/31/16	Change
Annuities
Operating revenues	$1,079	$1,039	$983	$1,000	$1,011	-6.3%	$4,120	$4,033	-2.1%
Deposits	3,018	2,353	2,113	1,938	1,810	-40.0%	12,693	8,214	-35.3%
Net flows	435	(35)	(452)	(868)	(932)	NM	1,564	(2,286)	NM
Average account values	122,330	118,189	122,383	125,023	124,450	1.7%	123,570	122,524	-0.8%

Retirement Plan Services
Operating revenues	$276	$267	$270	$282	$284	2.9%	$1,101	$1,103	0.2%
Deposits	2,095	1,791	1,660	1,799	2,406	14.8%	7,545	7,657	1.5%
Net flows	(221)	78	4	97	386	274.7%	452	565	25.0%
Average account values	54,396	52,999	55,127	56,537	57,552	5.8%	54,446	55,502	1.9%

Life Insurance
Operating revenues	$1,348	$1,478	$1,538	$1,630	$1,600	18.7%	$5,948	$6,246	5.0%
Deposits	1,542	1,238	1,391	1,490	1,648	6.9%	5,597	5,768	3.1%
Net flows	1,170	830	978	1,102	1,209	3.3%	4,005	4,119	2.8%
Average account values	43,269	43,795	44,162	44,792	45,485	5.1%	42,898	44,559	3.9%
Average in-force face amount	657,846	664,753	671,412	680,010	688,791	4.7%	649,405	676,241	4.1%

Group Protection
Operating revenues	$565	$534	$525	$534	$537	-5.0%	$2,357	$2,130	-9.6%
Non-medical earned premiums	516	489	478	485	487	-5.6%	2,108	1,940	-8.0%

Consolidated
Operating revenues (1)	$3,354	$3,400	$3,395	$3,530	$3,519	4.9%	$13,900	$13,844	-0.4%
Deposits	6,655	5,382	5,164	5,227	5,864	-11.9%	25,835	21,639	-16.2%
Net flows	1,384	873	530	331	663	-52.1%	6,021	2,398	-60.2%
Average account values	219,995	214,983	221,672	226,352	227,487	3.4%	220,914	222,585	0.8%

(1) See reconciliation to total revenues on page 24.

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/15	3/31/16	6/30/16	9/30/16	12/31/16	Change	12/31/15	12/31/16	Change
Sales
Annuities:
With guaranteed living benefits	$1,698	$1,248	$1,164	$1,052	$928	-45.3%	$7,828	$4,391	-43.9%
Without guaranteed living benefits	664	437	471	466	471	-29.1%	2,985	1,846	-38.2%
Variable	2,362	1,685	1,635	1,518	1,399	-40.8%	10,813	6,237	-42.3%
Fixed	656	668	478	420	411	-37.3%	1,880	1,977	5.2%
Total Annuities	$3,018	$2,353	$2,113	$1,938	$1,810	-40.0%	$12,693	$8,214	-35.3%

Retirement Plan Services:
First-year sales	$902	$393	$431	$607	$1,177	30.5%	$2,664	$2,608	-2.1%
Recurring deposits	1,193	1,398	1,229	1,192	1,229	3.0%	4,881	5,049	3.4%
Total Retirement Plan Services	$2,095	$1,791	$1,660	$1,799	$2,406	14.8%	$7,545	$7,657	1.5%

Life Insurance:
UL	$25	$18	$24	$23	$29	16.0%	$91	$95	4.4%
MoneyGuard®	54	42	51	56	64	18.5%	191	214	12.0%
IUL	27	18	18	23	31	14.8%	86	90	4.7%
VUL	58	29	41	52	58	0.0%	192	180	-6.3%
Term	25	25	30	31	29	16.0%	86	114	32.6%
Total individual life insurance	189	132	164	185	211	11.6%	646	693	7.3%
Executive Benefits	9	7	9	8	20	122.2%	79	44	-44.3%
Total Life Insurance	$198	$139	$173	$193	$231	16.7%	$725	$737	1.7%

Group Protection:
Life	$86	$27	$25	$28	$98	14.0%	$161	$178	10.6%
Disability	94	22	30	33	109	16.0%	162	193	19.1%
Dental	43	10	16	17	56	30.2%	79	99	25.3%
Total Group Protection	$223	$59	$71	$78	$263	17.9%	$402	$470	16.9%
Percent employee-paid	47.4%	54.5%	46.4%	44.0%	47.5%		49.1%	47.6%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/15	3/31/16	6/30/16	9/30/16	12/31/16	Change	12/31/15	12/31/16	Change
Operating Revenues
Annuities	$1,079	$1,039	$983	$1,000	$1,011	-6.3%	$4,120	$4,033	-2.1%
Retirement Plan Services	276	267	270	282	284	2.9%	1,101	1,103	0.2%
Life Insurance	1,348	1,478	1,538	1,630	1,600	18.7%	5,948	6,246	5.0%
Group Protection	565	534	525	534	537	-5.0%	2,357	2,130	-9.6%
Other Operations	86	82	79	84	87	1.2%	374	332	-11.2%
Total	$3,354	$3,400	$3,395	$3,530	$3,519	4.9%	$13,900	$13,844	-0.4%

General and Administrative Expenses,
Net of Amounts Capitalized (1)
Annuities	$120	$114	$114	$111	$113	-5.8%	$459	$453	-1.3%
Retirement Plan Services	80	74	77	77	79	-1.3%	306	306	0.0%
Life Insurance	115	111	115	121	128	11.3%	442	474	7.2%
Group Protection	72	69	71	77	79	9.7%	279	296	6.1%
Other Operations	18	-	9	25	48	166.7%	115	83	-27.8%
Total	$405	$368	$386	$411	$447	10.4%	$1,601	$1,612	0.7%

General and Administrative Expenses,
Net of Amounts Capitalized, as a Percentage
of Operating Revenues
Annuities	11.1%	11.0%	11.6%	11.1%	11.2%		11.1%	11.2%
Retirement Plan Services	29.0%	27.7%	28.3%	27.3%	27.7%		27.8%	27.7%
Life Insurance	8.5%	7.5%	7.5%	7.4%	8.0%		7.4%	7.6%
Group Protection	12.7%	13.0%	13.5%	14.4%	14.8%		11.9%	13.9%
Other Operations	22.0%	0.6%	11.7%	30.2%	55.2%		30.7%	25.1%
Total	12.1%	10.8%	11.4%	11.6%	12.7%		11.5%	11.6%

(1) See page 11 for general and administrative expenses capitalized.

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/15	3/31/16	6/30/16	9/30/16	12/31/16	Change	12/31/15	12/31/16	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$465	$410	$429	$454	$504	8.4%	$1,800	$1,796	-0.2%
Commissions	623	522	546	562	590	-5.3%	2,400	2,220	-7.5%
Media expenses	-	-	-	-	-	NM	29	-	-100.0%
Taxes, licenses and fees	46	68	64	65	58	26.1%	240	255	6.3%
Interest and debt expense	68	68	68	66	67	-1.5%	272	269	-1.1%
Expenses associated with reserve financing
and unrelated letters of credit	18	18	19	21	21	16.7%	73	80	9.6%
Total operating commissions and other
expenses incurred	1,220	1,086	1,126	1,168	1,240	1.6%	4,814	4,620	-4.0%

Less Amounts Capitalized
General and administrative expenses	(60)	(42)	(43)	(43)	(57)	5.0%	(199)	(184)	7.5%
Commissions	(340)	(251)	(274)	(286)	(314)	7.6%	(1,268)	(1,126)	11.2%
Taxes, licenses and fees	(7)	(8)	(9)	(10)	(10)	-42.9%	(31)	(37)	-19.4%
Total amounts capitalized	(407)	(301)	(326)	(339)	(381)	6.4%	(1,498)	(1,347)	10.1%
Total expenses incurred, net of amounts
capitalized, excluding amortization	813	785	800	829	859	5.7%	3,316	3,273	-1.3%

Amortization
Amortization of DAC and VOBA	110	258	244	512	258	134.5%	1,283	1,271	-0.9%
Amortization of intangibles	1	1	1	1	1	0.0%	4	4	0.0%
Total amortization	111	259	245	513	259	133.3%	1,287	1,275	-0.9%
Total operating commissions and
other expenses	$924	$1,044	$1,045	$1,342	$1,118	21.0%	$4,603	$4,548	-1.2%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended						For the Twelve Months Ended
	12/31/15	3/31/16	6/30/16	9/30/16	12/31/16	Change	12/31/15	12/31/16	Change
Annuities
Earned rate on reserves	4.12%	4.12%	4.08%	4.08%	3.85%	(27)	4.18%	4.03%	(15)
Variable investment income on reserves (1)	0.15%	0.06%	0.07%	0.23%	0.19%	4	0.15%	0.14%	(1)
Net investment income yield on reserves	4.27%	4.18%	4.15%	4.31%	4.04%	(23)	4.33%	4.17%	(16)
Interest rate credited to contract holders	2.53%	2.60%	2.69%	2.70%	2.72%	19	2.57%	2.68%	11
Interest rate spread	1.74%	1.58%	1.46%	1.61%	1.32%	(42)	1.76%	1.49%	(27)
Base spreads excluding variable investment income	1.59%	1.52%	1.39%	1.38%	1.13%	(46)	1.61%	1.35%	(26)

Retirement Plan Services
Earned rate on reserves	4.62%	4.58%	4.52%	4.48%	4.42%	(20)	4.65%	4.50%	(15)
Variable investment income on reserves (1)	0.12%	0.05%	0.06%	0.27%	0.27%	15	0.13%	0.16%	3
Net investment income yield on reserves	4.74%	4.63%	4.58%	4.75%	4.69%	(5)	4.78%	4.66%	(12)
Interest rate credited to contract holders	3.01%	2.98%	3.01%	3.00%	3.04%	3	3.02%	3.00%	(2)
Interest rate spread	1.73%	1.65%	1.57%	1.75%	1.65%	(8)	1.76%	1.66%	(10)
Base spreads excluding variable investment income	1.61%	1.60%	1.51%	1.48%	1.38%	(23)	1.63%	1.50%	(13)

Life Insurance
Earned rate on reserves	5.33%	5.26%	5.21%	5.20%	5.14%	(19)	5.32%	5.21%	(11)
Variable investment income on reserves (1)	0.08%	-0.01%	0.15%	0.41%	0.30%	22	0.23%	0.21%	(2)
Net investment income yield on reserves	5.41%	5.25%	5.36%	5.61%	5.44%	3	5.55%	5.42%	(13)
Interest rate credited to contract holders	3.97%	3.92%	3.92%	3.89%	3.85%	(12)	3.94%	3.89%	(5)
Interest rate spread	1.44%	1.33%	1.44%	1.72%	1.59%	15	1.61%	1.53%	(8)
Base spreads excluding variable investment income	1.36%	1.34%	1.29%	1.31%	1.29%	(7)	1.38%	1.32%	(6)

Total (2)
Earned rate (3)	4.85%	4.78%	4.72%	4.68%	4.64%	(21)	4.84%	4.70%	(14)
Variable investment income (1) (3)	0.09%	-0.01%	0.12%	0.36%	0.30%	21	0.20%	0.20%	-
Net investment income yield (3)	4.94%	4.77%	4.84%	5.04%	4.94%	-	5.04%	4.90%	(14)
Interest rate credited to contract holders	3.35%	3.34%	3.36%	3.34%	3.35%	-	3.35%	3.35%	-
Interest rate spread	1.59%	1.43%	1.48%	1.70%	1.59%	-	1.69%	1.55%	(14)
Base spreads excluding variable investment income	1.50%	1.44%	1.36%	1.34%	1.29%	(21)	1.49%	1.35%	(14)
(1) Variable investment income consists of commercial mortgage loan prepayment and bond make-whole premiums and investment income on alternative investments.
(2) Includes the results of all of our business segments and Other Operations.
(3) Includes investment yields on reserves and surplus.

Select Earnings and Operational Data from Business Segments

Lincoln
Financial Group®
You're In Charge®

Lincoln Financial Group
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/15	3/31/16	6/30/16	9/30/16	12/31/16	Change	12/31/15	12/31/16	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$154	$151	$68	$45	$67	-56.5%	$418	$331	-20.8%
Fee income	517	493	510	535	529	2.3%	2,077	2,068	-0.4%
Net investment income	252	251	258	268	256	1.6%	1,004	1,033	2.9%
Operating realized gain (loss)	44	44	44	45	45	2.3%	176	178	1.1%
Other revenues	112	100	103	107	114	1.8%	445	423	-4.9%
Total operating revenues	1,079	1,039	983	1,000	1,011	-6.3%	4,120	4,033	-2.1%
Operating expenses:
Interest credited	135	140	144	148	149	10.4%	551	580	5.3%
Benefits	214	216	136	112	132	-38.3%	652	597	-8.4%
Commissions incurred	257	218	216	214	202	-21.4%	1,034	850	-17.8%
Other expenses incurred	227	218	210	214	214	-5.7%	900	855	-5.0%
Amounts capitalized	(146)	(112)	(105)	(100)	(92)	37.0%	(617)	(409)	33.7%
Amortization	83	87	86	109	100	20.5%	342	383	12.0%
Total operating expenses	770	767	687	697	705	-8.4%	2,862	2,856	-0.2%
Income (loss) from operations before taxes	309	272	296	303	306	-1.0%	1,258	1,177	-6.4%
Federal income tax expense (benefit)	66	54	61	63	64	-3.0%	262	242	-7.6%
Income (loss) from operations	$243	$218	$235	$240	$242	-0.4%	$996	$935	-6.1%

Effective Federal Income Tax Rate	21.4%	19.8%	20.6%	20.8%	21.0%		20.8%	20.6%

Average Equity, Excluding Goodwill and AOCI	$4,335	$4,381	$4,502	$4,611	$4,608	6.3%	$4,139	$4,525	9.3%

ROE, Excluding Goodwill and AOCI	22.4%	19.9%	20.9%	20.8%	21.0%		24.1%	20.7%

Return on Average Account Values	79	74	77	77	78	(1)	81	76	(5)

Account Values
Variable annuity account values:
Average	$104,052	$99,610	$103,444	$105,954	$105,374	1.3%	$105,500	$103,612	-1.8%
End-of-period	103,145	102,902	103,861	106,473	105,766	2.5%	103,145	105,766	2.5%
Fixed annuity account values:
Average	18,278	18,579	18,939	19,069	19,076	4.4%	18,070	18,912	4.7%
End-of-period	18,451	18,829	18,990	19,037	19,139	3.7%	18,451	19,139	3.7%

Lincoln Financial Group
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/15	3/31/16	6/30/16	9/30/16	12/31/16	Change	12/31/15	12/31/16	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$61	$55	$57	$58	$58	-4.9%	$243	$228	-6.2%
Net investment income	213	207	209	220	222	4.2%	846	859	1.5%
Other revenues	2	5	4	4	4	100.0%	12	16	33.3%
Total operating revenues	276	267	270	282	284	2.9%	1,101	1,103	0.2%
Operating expenses:
Interest credited	126	125	127	128	134	6.3%	496	514	3.6%
Benefits	-	-	-	-	-	NM	1	1	0.0%
Commissions incurred	19	19	19	20	18	-5.3%	77	77	0.0%
Other expenses incurred	88	82	84	85	89	1.1%	337	339	0.6%
Amounts capitalized	(9)	(6)	(6)	(6)	(10)	-11.1%	(29)	(30)	-3.4%
Amortization	7	6	5	10	7	0.0%	30	28	-6.7%
Total operating expenses	231	226	229	237	238	3.0%	912	929	1.9%
Income (loss) from operations before taxes	45	41	41	45	46	2.2%	189	174	-7.9%
Federal income tax expense (benefit)	12	10	10	13	12	0.0%	49	47	-4.1%
Income (loss) from operations	$33	$31	$31	$32	$34	3.0%	$140	$127	-9.3%

Effective Federal Income Tax Rate	25.4%	25.8%	25.6%	28.6%	26.8%		26.1%	26.8%

Average Equity, Excluding Goodwill and AOCI	$1,045	$1,067	$1,098	$1,128	$1,149	10.0%	$1,014	$1,111	9.6%

ROE, Excluding Goodwill and AOCI	12.8%	11.5%	11.2%	11.4%	11.7%		13.8%	11.5%

Pre-tax Net Margin	29.8%	29.1%	28.8%	29.4%	30.5%		31.3%	29.5%

Return on Average Account Values	25	23	22	23	23	(2)	26	23	(3)

Net Flows by Market
Small Market	190	13	(22)	99	320	68.4%	$261	$409	56.7%
Mid - Large Market	(185)	215	191	166	340	283.8%	1,117	912	-18.4%
Multi-Fund® and Other	(226)	(150)	(165)	(168)	(274)	-21.2%	(926)	(756)	18.4%

Net Flows – Trailing Twelve Months	$452	$415	$112	$(41)	$565	25.0%	$452	$565	25.0%

Lincoln Financial Group
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/15	3/31/16	6/30/16	9/30/16	12/31/16	Change	12/31/15	12/31/16	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$174	$172	$177	$174	$179	2.9%	$649	$703	8.3%
Fee income	538	687	721	780	758	40.9%	2,724	2,946	8.1%
Net investment income	628	611	633	665	652	3.8%	2,541	2,562	0.8%
Operating realized gain (loss)	(1)	-	-	(1)	3	NM	2	1	-50.0%
Other revenues	9	8	7	12	8	-11.1%	32	34	6.3%
Total operating revenues	1,348	1,478	1,538	1,630	1,600	18.7%	5,948	6,246	5.0%
Operating expenses:
Interest credited	352	348	349	349	348	-1.1%	1,377	1,394	1.2%
Benefits	661	740	708	522	707	7.0%	2,561	2,677	4.5%
Commissions incurred	199	147	174	190	222	11.6%	698	734	5.2%
Other expenses incurred	181	185	193	201	207	14.4%	731	785	7.4%
Amounts capitalized	(224)	(165)	(198)	(219)	(249)	-11.2%	(779)	(831)	-6.7%
Amortization	4	120	137	341	137	NM	831	734	-11.7%
Total operating expenses	1,173	1,375	1,363	1,384	1,372	17.0%	5,419	5,493	1.4%
Income (loss) from operations before taxes	175	103	175	246	228	30.3%	529	753	42.3%
Federal income tax expense (benefit)	56	28	55	79	74	32.1%	159	238	49.7%
Income (loss) from operations	$119	$75	$120	$167	$154	29.4%	$370	$515	39.2%

Effective Federal Income Tax Rate	31.6%	27.5%	31.3%	32.4%	32.6%		29.9%	31.5%

Average Equity, Excluding Goodwill and AOCI	$6,435	$6,405	$6,320	$6,272	$6,410	-0.4%	$6,397	$6,352	-0.7%

ROE, Excluding Goodwill and AOCI	7.4%	4.7%	7.6%	10.6%	9.6%		5.8%	8.1%

Average Account Values	$43,269	$43,795	$44,162	$44,792	$45,485	5.1%	$42,898	$44,559	3.9%

In-Force Face Amount
UL and other	$331,299	$331,690	$333,006	$334,601	$336,851	1.7%	$331,299	$336,851	1.7%
Term insurance	330,755	335,762	342,366	350,047	356,083	7.7%	330,755	356,083	7.7%
Total in-force face amount	$662,054	$667,452	$675,372	$684,648	$692,934	4.7%	$662,054	$692,934	4.7%

Lincoln Financial Group
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/15	3/31/16	6/30/16	9/30/16	12/31/16	Change	12/31/15	12/31/16	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$516	$489	$478	$485	$487	-5.6%	$2,163	$1,940	-10.3%
Net investment income	45	42	43	45	47	4.4%	184	176	-4.3%
Other revenues	4	3	4	4	3	-25.0%	10	14	40.0%
Total operating revenues	565	534	525	534	537	-5.0%	2,357	2,130	-9.6%
Operating expenses:
Interest credited	1	1	1	1	1	0.0%	2	2	0.0%
Benefits	387	340	345	291	345	-10.9%	1,635	1,322	-19.1%
Commissions incurred	63	62	61	57	67	6.3%	260	248	-4.6%
Other expenses incurred	104	93	97	102	116	11.5%	386	408	5.7%
Amounts capitalized	(27)	(15)	(17)	(14)	(30)	-11.1%	(72)	(76)	-5.6%
Amortization	17	45	15	53	13	-23.5%	80	126	57.5%
Total operating expenses	545	526	502	490	512	-6.1%	2,291	2,030	-11.4%
Income (loss) from operations before taxes	20	8	23	44	25	25.0%	66	100	51.5%
Federal income tax expense (benefit)	7	3	8	16	9	28.6%	23	35	52.2%
Income (loss) from operations	$13	$5	$15	$28	$16	23.1%	$43	$65	51.2%

Effective Federal Income Tax Rate	35.0%	35.0%	35.0%	35.0%	35.0%		35.0%	35.0%

Average Equity, Excluding Goodwill and AOCI	$1,217	$1,203	$1,159	$1,096	$1,070	-12.1%	$1,231	$1,132	-8.0%

ROE, Excluding Goodwill and AOCI	4.4%	1.8%	5.1%	10.4%	6.1%		3.5%	5.7%

Loss Ratios by Product Line
Life	72.3%	71.1%	70.4%	66.1%	66.1%		73.1%	68.4%
Disability	79.5%	67.2%	74.8%	52.9%	76.4%		78.4%	67.8%
Dental	69.1%	73.5%	70.4%	66.6%	67.0%		71.2%	69.3%
Total non-medical	75.3%	69.6%	72.5%	60.1%	70.9%		75.4%	68.3%

Lincoln Financial Group
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/15	3/31/16	6/30/16	9/30/16	12/31/16	Change	12/31/15	12/31/16	Change
Other Operations
Operating revenues:
Insurance premiums	$4	$3	$4	$3	$2	-50.0%	$18	$14	-22.2%
Net investment income	62	61	56	61	67	8.1%	252	244	-3.2%
Amortization of deferred gain on
business sold through reinsurance	18	18	18	18	18	0.0%	71	71	0.0%
Media revenues	-	-	-	-	-	NM	31	-	-100.0%
Other revenues	2	-	1	2	-	-100.0%	2	3	50.0%
Total operating revenues	86	82	79	84	87	1.2%	374	332	-11.2%
Operating expenses:
Interest credited	19	20	19	17	18	-5.3%	80	73	-8.8%
Benefits	31	29	32	49	34	9.7%	140	143	2.1%
Media expenses	-	-	-	-	-	NM	29	-	-100.0%
Commissions and other expenses	13	(8)	6	19	32	146.2%	93	50	-46.2%
Interest and debt expenses	68	68	68	66	67	-1.5%	272	269	-1.1%
Strategic digitization expense	-	-	-	-	8	NM	-	8	NM
Total operating expenses	131	109	125	151	159	21.4%	614	543	-11.6%
Income (loss) from operations before taxes	(45)	(27)	(46)	(67)	(72)	-60.0%	(240)	(211)	12.1%
Federal income tax expense (benefit)	(19)	(15)	(18)	(41)	(35)	-84.2%	(86)	(109)	-26.7%
Income (loss) from operations	$(26)	$(12)	$(28)	$(26)	$(37)	-42.3%	$(154)	$(102)	33.8%

DAC, VOBA, DSI, DFEL
& Account Value Roll Forwards

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/15	3/31/16	6/30/16	9/30/16	12/31/16	Change	12/31/15	12/31/16	Change
DAC, VOBA, and DSI
Balance as of beginning-of-period	$9,111	$9,766	$9,235	$8,522	$8,256	-9.4%	$8,447	$9,766	15.6%
Business acquired (sold) through reinsurance	-	-	-	-	-	NM	16	-	-100.0%
Deferrals	415	309	332	345	385	-7.2%	1,527	1,371	-10.2%
Operating amortization	(117)	(265)	(250)	(523)	(267)	NM	(1,314)	(1,305)	0.7%
Deferrals, net of operating amortization	298	44	82	(178)	118	-60.4%	213	66	-69.0%
Amortization associated with benefit ratio unlocking	(3)	2	(1)	(8)	2	166.7%	11	(6)	NM
Adjustment related to realized (gains) losses	20	(4)	(1)	(26)	50	150.0%	(17)	19	211.8%
Adjustment related to unrealized (gains) losses	340	(573)	(793)	(54)	951	179.7%	1,096	(468)	NM
Balance as of end-of-period	$9,766	$9,235	$8,522	$8,256	$9,377	-4.0%	$9,766	$9,377	-4.0%

DFEL
Balance as of beginning-of-period	$1,593	$1,952	$1,696	$1,357	$1,286	-19.3%	$1,401	$1,952	39.3%
Deferrals	150	136	150	164	181	20.7%	539	631	17.1%
Operating amortization	78	(84)	(92)	(151)	(100)	NM	(377)	(427)	-13.3%
Deferrals, net of operating amortization	228	52	58	13	81	-64.5%	162	204	25.9%
Amortization associated with benefit ratio unlocking	(1)	-	-	(1)	-	100.0%	1	(1)	NM
Adjustment related to realized (gains) losses	1	(1)	1	(5)	2	100.0%	(4)	(3)	25.0%
Adjustment related to unrealized (gains) losses	131	(307)	(398)	(78)	505	285.5%	392	(278)	NM
Balance as of end-of-period	$1,952	$1,696	$1,357	$1,286	$1,874	-4.0%	$1,952	$1,874	-4.0%

DAC, VOBA, DSI, and DFEL Balance as
of End-of-Period, After-Tax	$5,079	$4,900	$4,657	$4,531	$4,877	-4.0%	$5,079	$4,877	-4.0%

Lincoln Financial Group
Annuities – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/15	3/31/16	6/30/16	9/30/16	12/31/16	Change	12/31/15	12/31/16	Change
Fixed Annuities
Balance as of beginning-of-period	$18,672	$19,082	$19,448	$19,598	$19,634	5.2%	$18,661	$19,082	2.3%
Gross deposits	656	668	478	420	411	-37.3%	1,880	1,977	5.2%
Full surrenders and deaths	(276)	(285)	(345)	(412)	(321)	-16.3%	(1,315)	(1,363)	-3.7%
Other contract benefits	(176)	(127)	(130)	(137)	(148)	15.9%	(659)	(542)	17.8%
Net flows	204	256	3	(129)	(58)	NM	(94)	72	176.6%
Reinvested interest credited	200	103	143	163	145	-27.5%	494	555	12.3%
Sales inducements deferred	6	7	4	2	2	-66.7%	21	14	-33.3%
Balance as of end-of-period, gross	19,082	19,448	19,598	19,634	19,723	3.4%	19,082	19,723	3.4%
Reinsurance ceded	(631)	(619)	(608)	(597)	(584)	7.4%	(631)	(584)	7.4%
Balance as of end-of-period, net	$18,451	$18,829	$18,990	$19,037	$19,139	3.7%	$18,451	$19,139	3.7%

Variable Annuities
Balance as of beginning-of-period	$100,581	$103,146	$102,903	$103,861	$106,473	5.9%	$104,073	$103,146	-0.9%
Gross deposits	2,362	1,685	1,635	1,518	1,399	-40.8%	10,813	6,237	-42.3%
Full surrenders and deaths	(1,122)	(1,030)	(1,160)	(1,312)	(1,236)	-10.2%	(5,324)	(4,739)	11.0%
Other contract benefits	(1,009)	(946)	(930)	(945)	(1,037)	-2.8%	(3,831)	(3,856)	-0.7%
Net flows	231	(291)	(455)	(739)	(874)	NM	1,658	(2,358)	NM
Change in market value and reinvestment	2,334	48	1,413	3,351	167	-92.8%	(2,585)	4,978	292.6%
Balance as of end-of-period, gross	103,146	102,903	103,861	106,473	105,766	2.5%	103,146	105,766	2.5%
Reinsurance ceded	(1)	(1)	-	-	-	100.0%	(1)	-	100.0%
Balance as of end-of-period, net	$103,145	$102,902	$103,861	$106,473	$105,766	2.5%	$103,145	$105,766	2.5%

Total
Balance as of beginning-of-period	$119,253	$122,228	$122,351	$123,459	$126,107	5.7%	$122,734	$122,228	-0.4%
Gross deposits	3,018	2,353	2,113	1,938	1,810	-40.0%	12,693	8,214	-35.3%
Full surrenders and deaths	(1,398)	(1,315)	(1,505)	(1,724)	(1,557)	-11.4%	(6,639)	(6,102)	8.1%
Other contract benefits	(1,185)	(1,073)	(1,060)	(1,082)	(1,185)	0.0%	(4,490)	(4,398)	2.0%
Net flows	435	(35)	(452)	(868)	(932)	NM	1,564	(2,286)	NM
Change in market value and reinvestment	2,534	151	1,556	3,514	312	-87.7%	(2,091)	5,533	NM
Sales inducements deferred	6	7	4	2	2	-66.7%	21	14	-33.3%
Balance as of end-of-period, gross	122,228	122,351	123,459	126,107	125,489	2.7%	122,228	125,489	2.7%
Reinsurance ceded	(632)	(620)	(608)	(597)	(584)	7.6%	(632)	(584)	7.6%
Balance as of end-of-period, net	$121,596	$121,731	$122,851	$125,510	$124,905	2.7%	$121,596	$124,905	2.7%

Lincoln Financial Group
Retirement Plan Services – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/15	3/31/16	6/30/16	9/30/16	12/31/16	Change	12/31/15	12/31/16	Change
General Account
Balance as of beginning-of-period	$16,649	$16,588	$16,727	$16,996	$17,387	4.4%	$16,229	$16,588	2.2%
Gross deposits	562	420	448	555	681	21.2%	1,858	2,105	13.3%
Withdrawals	(821)	(572)	(483)	(456)	(557)	32.2%	(2,387)	(2,069)	13.3%
Net flows	(259)	(152)	(35)	99	124	147.9%	(529)	36	106.8%
Transfers between fixed and variable accounts	71	168	178	163	238	235.2%	392	746	90.3%
Reinvestment interest credited	127	123	126	129	134	5.5%	496	513	3.4%
Balance as of end-of-period	$16,588	$16,727	$16,996	$17,387	$17,883	7.8%	$16,588	$17,883	7.8%

Separate Account and Mutual Funds
Balance as of beginning-of-period	$36,195	$37,512	$37,772	$38,434	$39,881	10.2%	$37,310	$37,512	0.5%
Gross deposits	1,533	1,371	1,212	1,244	1,725	12.5%	5,687	5,552	-2.4%
Withdrawals	(1,495)	(1,141)	(1,173)	(1,246)	(1,463)	2.1%	(4,706)	(5,023)	-6.7%
Net flows	38	230	39	(2)	262	NM	981	529	-46.1%
Transfers between fixed and variable accounts	(62)	(149)	(155)	(126)	(172)	NM	(379)	(601)	-58.6%
Change in market value and reinvestment	1,341	179	778	1,575	580	-56.7%	(400)	3,111	NM
Balance as of end-of-period	$37,512	$37,772	$38,434	$39,881	$40,551	8.1%	$37,512	$40,551	8.1%

Total
Balance as of beginning-of-period	$52,844	$54,100	$54,499	$55,430	$57,268	8.4%	$53,539	$54,100	1.0%
Gross deposits	2,095	1,791	1,660	1,799	2,406	14.8%	7,545	7,657	1.5%
Withdrawals	(2,316)	(1,713)	(1,656)	(1,702)	(2,020)	12.8%	(7,093)	(7,092)	0.0%
Net flows	(221)	78	4	97	386	274.7%	452	565	25.0%
Transfers between fixed and variable accounts	9	19	23	37	66	NM	13	145	NM
Change in market value and reinvestment	1,468	302	904	1,704	714	-51.4%	96	3,624	NM
Balance as of end-of-period	$54,100	$54,499	$55,430	$57,268	$58,434	8.0%	$54,100	$58,434	8.0%

Lincoln Financial Group
Life Insurance – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/15	3/31/16	6/30/16	9/30/16	12/31/16	Change	12/31/15	12/31/16	Change
General Account
Balance as of beginning-of-period	$35,213	$35,545	$35,640	$35,775	$35,975	2.2%	$34,612	$35,545	2.7%
Deposits	1,082	945	992	1,050	1,159	7.1%	3,979	4,147	4.2%
Withdrawals and deaths	(208)	(317)	(294)	(270)	(241)	-15.9%	(1,020)	(1,123)	-10.1%
Net flows	874	628	698	780	918	5.0%	2,959	3,024	2.2%
Contract holder assessments	(882)	(868)	(898)	(921)	(975)	-10.5%	(3,381)	(3,664)	-8.4%
Reinvested interest credited	340	335	335	341	354	4.1%	1,355	1,367	0.9%
Balance as of end-of-period, gross	35,545	35,640	35,775	35,975	36,272	2.0%	35,545	36,272	2.0%
Reinsurance ceded	(763)	(763)	(760)	(756)	(747)	2.1%	(763)	(747)	2.1%
Balance as of end-of-period, net	$34,782	$34,877	$35,015	$35,219	$35,525	2.1%	$34,782	$35,525	2.1%

Separate Account
Balance as of beginning-of-period	$9,213	$9,696	$9,830	$10,172	$10,763	16.8%	$9,263	$9,696	4.7%
Deposits	460	293	399	440	489	6.3%	1,618	1,621	0.2%
Withdrawals and deaths	(164)	(91)	(119)	(118)	(198)	-20.7%	(572)	(526)	8.0%
Net flows	296	202	280	322	291	-1.7%	1,046	1,095	4.7%
Contract holder assessments	(143)	(135)	(143)	(153)	(158)	-10.5%	(533)	(589)	-10.5%
Change in market value and reinvestment	330	67	205	422	162	-50.9%	(80)	856	NM
Balance as of end-of-period, gross	9,696	9,830	10,172	10,763	11,058	14.0%	9,696	11,058	14.0%
Reinsurance ceded	(809)	(786)	(785)	(800)	(794)	1.9%	(809)	(794)	1.9%
Balance as of end-of-period, net	$8,887	$9,044	$9,387	$9,963	$10,264	15.5%	$8,887	$10,264	15.5%

Total
Balance as of beginning-of-period	$44,426	$45,241	$45,470	$45,947	$46,738	5.2%	$43,875	$45,241	3.1%
Deposits	1,542	1,238	1,391	1,490	1,648	6.9%	5,597	5,768	3.1%
Withdrawals and deaths	(372)	(408)	(413)	(388)	(439)	-18.0%	(1,592)	(1,649)	-3.6%
Net flows	1,170	830	978	1,102	1,209	3.3%	4,005	4,119	2.8%
Contract holder assessments	(1,025)	(1,003)	(1,041)	(1,074)	(1,133)	-10.5%	(3,914)	(4,253)	-8.7%
Change in market value and reinvestment	670	402	540	763	516	-23.0%	1,275	2,223	74.4%
Balance as of end-of-period, gross	45,241	45,470	45,947	46,738	47,330	4.6%	45,241	47,330	4.6%
Reinsurance ceded	(1,572)	(1,549)	(1,545)	(1,556)	(1,541)	2.0%	(1,572)	(1,541)	2.0%
Balance as of end-of-period, net	$43,669	$43,921	$44,402	$45,182	$45,789	4.9%	$43,669	$45,789	4.9%

Other Information

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Select Investment Data
Unaudited (millions of dollars)

	As of 12/31/15		As of 12/31/16
	Amount	%	Amount	%
AFS and Trading Securities, at Fair Value
AFS securities:
Corporate bonds	$74,032	84.5%	$78,149	85.6%
U.S. government bonds	429	0.5%	419	0.5%
Foreign government bonds	524	0.6%	506	0.6%
Mortgage-backed securities	4,104	4.7%	3,964	4.3%
Asset-backed collateralized debt obligations	589	0.7%	744	0.8%
State and municipal bonds	4,480	5.1%	4,627	5.1%
Hybrid and redeemable preferred securities	806	0.9%	604	0.7%
VIEs’ fixed maturity securities	598	0.7%	200	0.2%
Equity securities	237	0.3%	275	0.3%
Total AFS securities	85,799	98.0%	89,488	98.1%
Trading securities	1,854	2.0%	1,712	1.9%
Total AFS and trading securities	$87,653	100.0%	$91,200	100.0%

AFS and Trading Securities, at Amortized Cost
Fixed maturity securities	$84,241	99.7%	$86,003	99.7%
Equity securities	226	0.3%	260	0.3%
Total AFS and trading securities	$84,467	100.0%	$86,263	100.0%

Percentage of Fixed Maturity AFS Securities, at Amortized Cost
Investment grade		95.1%		95.0%
Below investment grade		4.9%		5.0%

Lincoln Financial Group
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/15	3/31/16	6/30/16	9/30/16	12/31/16	Change	12/31/15	12/31/16	Change
Realized Gain (Loss), Pre-Tax
Total operating realized gain (loss)	$43	$44	$44	$44	$48	11.6%	$178	$179	0.6%
Total excluded realized gain (loss)	(183)	(158)	(89)	(7)	(265)	-44.8%	(329)	(518)	-57.4%
Total realized gain (loss), pre-tax	$(140)	$(114)	$(45)	$37	$(217)	-55.0%	$(151)	$(339)	NM

Excluded Realized Gain (Loss) Net of
Benefit Ratio Unlocking, After-Tax
Total excluded realized gain (loss)	$(118)	$(102)	$(57)	$(4)	$(172)	-45.8%	$(214)	$(337)	-57.5%
Benefit ratio unlocking	19	(4)	9	30	(6)	NM	(29)	28	196.6%
Net gain (loss), after-tax	$(99)	$(106)	$(48)	$26	$(178)	-79.8%	$(243)	$(309)	-27.2%

Realized Gain (Loss) Net of Benefit Ratio
Unlocking, After-Tax
Realized gain (loss) related to investments	$(35)	$(64)	$(47)	$(28)	$(10)	71.4%	$(86)	$(150)	-74.4%
Variable annuity net derivative results:
Hedge program performance, including unlocking
for GLB reserves hedged	(13)	(94)	(23)	82	(87)	NM	(150)	(122)	18.7%
GLB non-performance risk component	(43)	67	24	(32)	(91)	NM	40	(32)	NM
Total variable annuity net derivative results	(56)	(27)	1	50	(178)	NM	(110)	(154)	-40.0%
Indexed annuity forward-starting option	(8)	(15)	(2)	4	10	225.0%	(45)	(5)	88.9%
Gain (loss) on sale of subsidiaries/businesses	-	-	-	-	-	NM	(2)	-	100.0%
Excluded realized gain (loss) net of
benefit ratio unlocking, after-tax	$(99)	$(106)	$(48)	$26	$(178)	-79.8%	$(243)	$(309)	-27.2%

Components of Realized Gain (Loss)
Related to Investments, After-Tax
OTTI	$(10)	$(23)	$(18)	$(8)	$(16)	-56.3%	$(35)	$(66)	-88.6%
Other realized gain (loss) related to certain investments	(12)	(46)	(24)	(19)	(8)	33.2%	(22)	(97)	NM
Gain (loss) on the mark-to-market on certain instruments	(13)	5	(5)	(1)	14	207.7%	(29)	13	144.8%
Total realized gain (loss) related
to investments, after-tax	$(35)	$(64)	$(47)	$(28)	$(10)	71.4%	$(86)	$(150)	-74.4%

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/15	3/31/16	6/30/16	9/30/16	12/31/16	Change	12/31/15	12/31/16	Change
Revenues
Total revenues	$3,172	$3,243	$3,307	$3,525	$3,254	2.6%	$13,572	$13,330	-1.8%
Less:
Excluded realized gain (loss)	(183)	(158)	(89)	(7)	(265)	-44.8%	(329)	(518)	-57.4%
Amortization of DFEL on benefit ratio unlocking	-	-	-	1	(1)	NM	(2)	1	150.0%
Amortization of deferred gains arising from reserve
changes on business sold through reinsurance	1	1	1	1	1	0.0%	3	3	0.0%
Operating revenues	$3,354	$3,400	$3,395	$3,530	$3,519	4.9%	$13,900	$13,844	-0.4%

Net Income
Net income (loss)	$283	$211	$325	$467	$190	-32.9%	$1,154	$1,192	3.3%
Less:
Excluded realized gain (loss)	(118)	(102)	(57)	(4)	(172)	-45.8%	(214)	(337)	-57.5%
Benefit ratio unlocking	19	(4)	9	30	(6)	NM	(29)	28	196.6%
Income (loss) from reserve changes (net of related
amortization) on business sold through reinsurance	-	-	-	-	-	NM	2	2	0.0%
Gain (loss) on early extinguishment of debt	-	-	-	-	(41)	NM	-	(41)	NM
Income (loss) from operations	$382	$317	$373	$441	$409	7.1%	$1,395	$1,540	10.4%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$1.14	$0.83	$1.35	$2.00	$0.82	-28.1%	$4.51	$5.03	11.5%
Less:
Excluded realized gain (loss)	(0.48)	(0.41)	(0.25)	(0.02)	(0.75)	-56.3%	(0.83)	(1.42)	-71.1%
Benefit ratio unlocking	0.08	(0.02)	0.04	0.13	(0.03)	NM	(0.12)	0.12	200.0%
Gain (loss) on early extinguishment of debt	-	-	-	-	(0.17)	NM	-	(0.17)	NM
Income (loss) from operations	$1.54	$1.26	$1.56	$1.89	$1.77	14.9%	$5.46	$6.50	19.0%